MAS Funds is pleased to present the Annual Report for the Value Portfolio as of September 30, 1998. Please call your Miller Anderson & Sherrerd service contact at 800-354-8185 with any questions regarding these Financial Statements.

TABLE OF CONTENTS

Portfolio Overview..........................    1
Statement of Net Assets.....................    3
Statement of Operations.....................    6
Statement of Changes in Net Assets..........    7
Financial Highlights........................    8
Notes to Financial Statements...............   10
Report of Independent Accountants...........   16

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                              PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

VALUE PORTFOLIO

The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low-P/E investing.

MAS's process is executed in two stages. An initial screen is used to identify companies with flat or positive earnings growth which have underperformed the broad market averages and whose valuations currently fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector limitations are imposed and limits placed on the size of individual positions, thereby minimizing the risk of any sector or holding.

MAS also utilizes a clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err in holding successful investments past their peaks. Perhaps the greatest strategic advantage of the MAS approach is that the sell discipline mandates the sale of any stock that satisfies one or more of the three sell criteria--price appreciation, earnings deterioration or negative fundamental change.

The fiscal year ended September 30, 1998 was the most challenging on record for the Value Portfolio. While the S&P 500 gained 9.1% during the year, the Portfolio declined 16.4%. In a market environment characterized by financial turmoil and market panic, as evidenced in particular toward the end of the fiscal year, liquidity and perceived stability can command irrational premiums. While the capitalization-weighted benchmark S&P 500 continued to be heavily influenced by very large market capitalization growth/defensive stocks, the smaller, cheaper, more cyclical companies continued to be out of favor. The Portfolio is restricted from owning most of the mega-cap stocks in any sector, including energy, health care, telephones, food, personal care, technology, and even heavy industry. To do so would violate the Portfolio's low P/E discipline.

This year has also been extraordinary in that every investment style and strategy employed by the Portfolio has significantly underperformed its counterpart. For example, high P/E stocks significantly outperformed low P/E stocks. The most expensive P/E quintile outperformed the cheapest quintile by 2600 basis points year to date. The Growth Style significantly outdistanced the Value Style with the S&P Barra Growth Index topping the S&P Value Index. Finally, an investment strategy utilizing economically sensitive stocks dramatically underperformed a stable/defensive strategy. The Portfolio represents one of the purest, most committed value portfolios in the investment community and consequently has suffered more noticeably. Valuation, liquidity, style, and investment strategy factors all contributed to make the past twelve months the most challenging period ever for the Portfolio.

Relative performance was impacted by stock selection and sector allocation decisions. Stock selection in health care, technology, heavy industry, and retail penalized returns. The negative sector selection impact resulted from the Portfolio's avoidance of defensive sectors such as telephones, health care and technology. The Portfolio was also significantly overweighted in the economically sensitive and financial service sectors, which substantially underperformed the index. Some of the mega-cap stocks which the Portfolio can own, such as IBM, Citicorp, and Philip Morris, represented portfolio winners. The Portfolio's "smaller" and cyclical companies generated most of the underperformance with holdings in Ford, Foundation Health, Case, Cummins, Venator, and Tektronix.

Passive and active decisions contributed to some minor sector shifts during the last quarter and the fiscal year. The Portfolio's health care, financial and utility holdings increased as a result of relative performance and trading activity. Heavy industry, transportation, technology, and basic resource sector holdings were reduced in the fund. The Portfolio initiated new positions in Liz Claiborne, St. Paul, and United Health Care. It also added to holdings in many depressed financial and cyclical positions including Case, Sears, Lubrizol, Tenet Health Care, PNC, Banc One, and Washington Mutual. Eliminations included Stratus Computer, Citicorp, Caterpillar, Russell Corp., British Petroleum, Dow Chemical and Great Lakes Chemical. The Portfolio trimmed positions in Dupont, Ford, IBM, and Delta Airlines.

PORTFOLIO OVERVIEW
--------------------------------------------------------------------------------

At fiscal year-end, the Portfolio's
largest sector overweightings included
the financial sector, heavy industry,
consumer durables, and basic resources.
The Portfolio's largest underweightings
remain in technology, health care,
telephone and energy stocks. The
Portfolio's investable universe, the
two lowest P/E quintiles of stocks with
greater than $1.5 billion market cap,
remains concentrated in the financial
sector, cyclicals and electric
utilities. Technology, health care,
beverages and now energy remain
conspicuously absent. The Portfolio's
relative performance will increasingly
rely on the relative performance of
those sectors in which its discipline
mandates concentration.

Current portfolio characteristics
reflect the recent, significant
underperformance of low P/E investing.
At fiscal year end, the P/E ratio for
the Portfolio was 11.4x's trailing and
10.4x's estimated profits. This
contrasts to the S&P 500 P/E of 22.2x's
trailing earnings and 19x's forecasted
earnings. The Portfolio's price/sales
ratio of 56% contrasts with the index
price/sales ratio of 162%, the largest
discount in this decade. The
Portfolio's dividend yield of 2.4%
represented a 50% premium to the index
yield of 1.6%, even though the
Portfolio's stocks have a lower payout
ratio overall. Growth and profitability
levels are at a modest discount to
those of the index, but much less than
the Portfolio's relative valuations.

Value Portfolio

DOLLARS (000)

Growth of a $1 Million Investment
          Over 10 Years
FISCAL YEARS ENDING SEPTEMBER 30


MAS Value       S&P 500
---------       -------
'88     1000    1000    9/30/88
        1021    1031    12/31/88
        1099    1104    3/31/89
        1169    1201    6/30/89
'89     1285    1330    9/30/89
        1232    1358    12/31/89
        1194    1317    3/31/90
        1230    1399    6/30/90
'90     1030    1207    9/30/90
        1156    1315    12/31/90
        1354    1506    3/31/91
        1379    1503    6/30/91
'91     1498    1583    9/30/91
        1592    1716    12/31/91
        1593    1673    3/31/92
        1631    1705    6/30/92
'92     1691    1758    9/30/92
        1824    1847    12/31/92
        1926    1927    3/31/93
        1938    1937    6/30/93
'93     2023    1987    9/30/93
        2086    2033    12/31/93
        2054    1956    3/31/94
        2083    1964    6/30/94
'94     2174    2060    9/30/94
        2158    2060    12/31/94
        2390    2260    3/31/95
        2669    2476    6/30/95
'95     2882    2673    9/30/95
        2995    2834    12/31/95
        3205    2986    3/31/96
        3279    3120    6/30/96
'96     3413    3216    9/30/96
        3822    3484    12/31/96
        3886    3578    3/31/97
        4454    4202    6/30/97
'97     4820    4517    9/30/97
        4716    4647    12/31/97
        5169    5295    3/31/98
        4976    5470    6/30/98
'98     4029    4926    9/30/98


                  Average Annual Total Returns Ended 9/30/98*

                                                    MAS VALUE                            S&P
                               ---------------------------------------------------       500
                               INSTITUTIONAL (M)     INVESTMENT (K)    ADVISOR (O)      INDEX
      ----------------------------------------------------------------------------------------
      One Year                      (16.41)%            (16.55)%        (16.66)%        9.05%
      Five Years                     14.77%              14.68%          14.64%        19.91%
      Ten Years                      14.95%              14.91%          14.89%        17.29%

   Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

   The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

   (M) Represents an investment in the Institutional Class.

   (K) Represents an investment in the Investment Class which commenced operations 5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

   (O) Represents an investment in the Adviser Class which commenced operations 7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class.

   Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

   * Total returns are compared to the S&P 500 Index, an unmanaged market index.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (90.4%)

-----------------------------------------------------
                                             VALUE
      SEPTEMBER 30, 1998         SHARES      (000)+
-----------------------------------------------------
BANKS (12.1%)
Banc One Corp.                    908,400  $   38,720
BankBoston Corp.                  326,800      10,784
Chase Manhattan Corp.           1,324,707      57,294
First Union Corp.               1,355,713      69,396
NationsBank Corp.                 787,100      42,110
PNC Bank Corp.                    866,500      38,992
Republic New York Corp.           572,402      22,610
Washington Mutual, Inc.         1,151,700      38,870
-----------------------------------------------------
GROUP TOTAL                                   318,776
-----------------------------------------------------
BASIC RESOURCES (6.2%)
Air Products & Chemicals, Inc.    729,700      21,709
Cabot Oil & Gas Corp., Class A    305,742       7,625
IMC Global, Inc.                  920,894      17,842
Inland Steel Industries, Inc.   1,255,600      27,309
Lubrizol Corp.                  1,277,400      33,931
Rohm & Haas Co.                   964,468      26,824
* W.R. Grace & Co.              1,329,900      16,541
Westvaco Corp.                    509,220      12,221
-----------------------------------------------------
GROUP TOTAL                                   164,002
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.3%)
Tupperware Corp.                  662,076       7,779
-----------------------------------------------------
CONSUMER DURABLES (9.8%)
Dana Corp.                        686,651      25,621
Ford Motor Co.                  1,355,130      63,606
General Motors Corp.            1,356,409      74,179
Goodyear Tire & Rubber Co.      1,047,513      53,816
Owens Corning                   1,280,641      41,701
-----------------------------------------------------
GROUP TOTAL                                   258,923
-----------------------------------------------------
CONSUMER SERVICES (0.5%)
Standard Register Co.             397,811      10,815
-----------------------------------------------------

                                             VALUE
                                 SHARES      (000)+
-----------------------------------------------------
-----------------------------------------------------
ENERGY (3.5%)
* Cooper Cameron Corp.            145,400  $    4,089
* Nabors Industries, Inc.       1,486,800      22,581
Phillips Petroleum Co.            427,695      19,300
Ultramar Diamond Shamrock
  Corp.                           900,390      20,484
YPF S.A. ADR                    1,003,438      26,089
-----------------------------------------------------
GROUP TOTAL                                    92,543
-----------------------------------------------------
FOOD, TOBACCO & OTHER (6.3%)
Dole Food Co., Inc.               282,500      10,205
IBP, Inc.                         941,403      19,063
Philip Morris Cos., Inc.        1,321,505      60,872
RJR Nabisco Holdings Corp.      1,582,690      39,864
Universal Foods Corp.           1,691,494      35,310
-----------------------------------------------------
GROUP TOTAL                                   165,314
-----------------------------------------------------
HEALTH CARE (7.2%)
Beckman Coulter, Inc.             682,899      35,255
Columbia/HCA Healthcare Corp.   1,276,361      25,607
* Foundation Health Systems,
  Inc., Class A                 1,883,884      17,661
* HEALTHSOUTH Corp.             1,591,500      16,810
Mallinckrodt, Inc.                501,051      10,178
* Tenet Healthcare Corp.        1,734,900      49,878
United HealthCare Corp.           994,300      34,801
-----------------------------------------------------
GROUP TOTAL                                   190,190
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (13.8%)
Aeroquip-Vickers, Inc.          1,302,176      37,438
* AMR Corp.                       460,480      25,528
Burlington Northern Santa Fe,
  Inc.                            263,400       8,429
Case Corp.                      1,274,826      27,727
CSX Corp.                         537,796      22,621
++ Cummins Engine Co., Inc.     1,408,386      41,899
Delta Air Lines, Inc.             258,900      25,178
Eaton Corp.                       244,502      15,327
* FMC Corp.                       392,565      20,242
Harnischfeger Industries, Inc.  1,498,001      16,853

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

                                             VALUE
(CONT'D)                         SHARES      (000)+
-----------------------------------------------------
Kennametal, Inc.                  750,338  $   20,212
Olsten Corp.                    2,127,560      12,100
Parker Hannifin Corp.           1,071,537      31,811
Tecumseh Products Co., Class A    627,376      30,781
TRW, Inc.                         640,618      28,428
-----------------------------------------------------
GROUP TOTAL                                   364,574
-----------------------------------------------------
INSURANCE (10.6%)
Allstate Corp.                  1,199,140      49,989
American General Corp.            309,855      19,792
CIGNA Corp.                       691,300      45,712
Everest Reinsurance Holdings,
  Inc.                            807,291      30,122
Hartford Financial Services
  Group, Inc.                     680,706      32,291
Old Republic International
  Corp.                         1,288,900      29,000
ReliaStar Financial Corp.         655,358      25,559
St. Paul Cos., Inc.               713,400      23,186
Transatlantic Holdings, Inc.      299,258      24,764
-----------------------------------------------------
GROUP TOTAL                                   280,415
-----------------------------------------------------
RETAIL (8.0%)
Dillard's, Inc., Class A          959,409      27,163
* Federated Department Stores,
  Inc.                            232,900       8,472
Liz Claiborne, Inc.             1,235,400      32,352
Sears, Roebuck & Co.              822,800      36,357
Springs Industries, Inc.,
  Class A                         624,318      21,695
* Toys 'R' Us, Inc.             2,074,551      33,582
V.F. Corp.                      1,004,006      37,274
* Venator Group, Inc.           1,688,500      14,669
-----------------------------------------------------
GROUP TOTAL                                   211,564
-----------------------------------------------------
TECHNOLOGY (5.4%)
* Arrow Electronics, Inc.         926,500      12,160
Avnet, Inc.                       563,400      20,740
Electronic Data Systems Corp.     795,300      26,394
International Business
  Machines Corp.                  472,144      60,435

                                             VALUE
                                 SHARES      (000)+
-----------------------------------------------------
Tektronix, Inc.                 1,455,317  $   22,557
-----------------------------------------------------
GROUP TOTAL                                   142,286
-----------------------------------------------------
UTILITIES (6.7%)
Bell Atlantic Corp.               967,400      46,858
Cinergy Corp.                     398,407      15,239
DTE Energy Co.                    645,140      29,152
Duke Energy Corp.                 338,622      22,413
Entergy Corp.                     659,645      20,284
GPU, Inc.                         564,504      23,992
Southern Co.                      634,800      18,687
-----------------------------------------------------
GROUP TOTAL                                   176,625
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,600,800)       2,383,806
-----------------------------------------------------
STRUCTURED INVESTMENT (1.3%)
-----------------------------------------------------
                                     FACE
                                   AMOUNT
                                    (000)
                                  -------
(b) Merrill Lynch & Co., Inc.
  Single Stock Linked Note,
  3.00% plus dividends on Case
  Corp. stock, 8/13/99 (Cost
  $51,118)                      $   1,610      35,018
-----------------------------------------------------
CASH EQUIVALENTS (16.1%)
-----------------------------------------------------
Short-term Investments Held as
  Collateral For Loaned
  Securities (9.5%)               251,040     251,040
-----------------------------------------------------
COMMERCIAL PAPER (1.9%)
E.I. DuPont de Nemours & Co.
   5.42%, 11/6/98                  20,000      19,891
General Electric Capital Corp.
   5.42%, 11/19/98                 30,000      29,779
-----------------------------------------------------
GROUP TOTAL                                    49,670
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT      VALUE
                                  (000)      (000)+
-----------------------------------------------------
REPURCHASE AGREEMENT (4.7%)
Chase Securities, Inc. 5.40%,
  dated 9/30/98, due 10/1/98,
  to be repurchased at
  $123,866 collateralized by
  various U.S. Government
  Obligations, due
  10/1/98-8/31/00 valued at
  $125,086                      $ 123,847  $  123,847
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $424,557)        424,557
-----------------------------------------------------
TOTAL INVESTMENTS (107.8%) (Cost $3,076,475)2,843,381
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.8%)
Cash                                                1
Dividends Receivable                            4,375
Interest Receivable                             1,552
Receivable for Investments Sold                70,384
Receivable for Fund Shares Sold                 2,260
Receivable for Daily Variation on Futures
  Contracts                                     4,016
Other Assets                                      105
Payable for Investments Purchased             (24,300)
Payable for Fund Shares Redeemed               (8,229)
Payable for Investment Advisory Fees           (3,972)
Payable for Administrative Fees                  (180)
Payable for Shareholder Servicing
  Fees-Investment Class                            (3)
Payable for Distribution Fee-Adviser
  Class                                           (68)
Payable for Trustees' Deferred
  Compensation Plan-Note F                       (103)
Collateral on Securities Loaned, at Value    (251,040)
Other Liabilities                                (144)
                                           ----------
                                             (205,346)
-----------------------------------------------------
NET ASSETS (100%)                          $2,638,035
-----------------------------------------------------

                                             VALUE
                                             (000)+
-----------------------------------------------------
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 150,951,613 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $2,288,236
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    15.16
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 1,619,077 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $   24,527
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    15.15
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 21,496,980 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $  325,272
-----------------------------------------------------
NET ASSET VALUE PER SHARE                  $    15.13
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $2,458,157
Undistributed Net Investment Income
  (Loss)                                       13,250
Undistributed Realized Net Gain (Loss)        396,104
Unrealized Appreciation (Depreciation)
  on: Investment Securities                  (233,094)
  Futures                                       3,618
-----------------------------------------------------
NET ASSETS                                 $2,638,035
-----------------------------------------------------

+     See Note A1 to Financial Statements.
++    A portion of these securities was pledged to cover
       margin requirements for futures contracts.
*     Non-income producing security.
ADR   American Depositary Receipt
(b)   Security is linked to the performance of the common
       stock of Case Corp.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                               VALUE
                                                                           PORTFOLIO
                                                                  -------------------------
                                                                                 Year Ended
                                                                              September 30,
                                                                                       1998
(In Thousands)
-------------------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends                                                        $    64,214
    Interest                                                              21,927
-------------------------------------------------------------------------------------------
       Total Income                                                       86,141
-------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                  18,304
    Administrative Fee--Note C                                             2,930
    Custodian Fee                                                            185
    Audit Fee                                                                 41
    Legal Fee                                                                 60
    Shareholder Servicing Fee--Investment Class shares--Note D                42
    Distribution Fees--Adviser Class shares--Note D                          908
    Other Expenses                                                           332
-------------------------------------------------------------------------------------------
       Total Expenses                                                     22,802
-------------------------------------------------------------------------------------------
    Expense Offset--Note H                                                  (185)
-------------------------------------------------------------------------------------------
       Net Expenses                                                       22,617
-------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                                    63,524
-------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                444,168
    Futures                                                                9,072
-------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                          453,240
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                             (1,045,028)
    Futures                                                                 (330)
-------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                         (1,045,358)
-------------------------------------------------------------------------------------------
          Net Gain (Loss)                                               (592,118)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                          $  (528,594)
-------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              VALUE
                                                                            PORTFOLIO
                                                             ---------------------------------------
                                                                            Year Ended
                                                                          September 30,
                                                                     ------------------------
                       (In Thousands)                                   1997          1998
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income (Loss)                                      $   53,714    $   63,524
   Realized Net Gain (Loss)                                             375,983       453,240
   Change in Unrealized Appreciation (Depreciation)                     516,078    (1,045,358)
----------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
       Operations                                                       945,775      (528,594)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
   INSTITUTIONAL CLASS:
     Net Investment Income                                              (43,078)      (62,553)
     Realized Net Gain                                                 (135,541)     (306,482)
   INVESTMENT CLASS:
     Net Investment Income                                                 (249)         (484)
     Realized Net Gain                                                     (851)       (2,354)
   ADVISER CLASS:
     Net Investment Income                                                 (894)       (5,679)
     Realized Net Gain                                                   (1,156)      (27,923)
----------------------------------------------------------------------------------------------------
       Total Distributions                                             (181,769)     (405,475)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:--Note I
   INSTITUTIONAL CLASS:
     Issued                                                           1,576,439       752,802
     In Lieu of Cash Distributions                                      156,287       313,748
     Redeemed                                                          (769,989)   (1,493,928)
   INVESTMENT CLASS:
     Issued                                                              21,268        12,467
     In Lieu of Cash Distributions                                        1,086         1,920
     Redeemed                                                            (6,754)      (11,550)
   ADVISER CLASS:
     Issued                                                             172,033       292,374
     In Lieu of Cash Distributions                                        1,868        29,311
     Redeemed                                                           (11,849)      (98,912)
----------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital Share
       Transactions                                                   1,140,389      (201,768)
----------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                          1,904,395    (1,135,837)
NET ASSETS:
   Beginning of Period                                                1,869,477     3,773,872
----------------------------------------------------------------------------------------------------
   END OF PERIOD                                                     $3,773,872    $2,638,035
----------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss) included in
     end of period net assets                                        $   18,442    $   13,250
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period


                                                                                        Institutional Class
                                                                 ----------------------------------------------------------------
VALUE PORTFOLIO                                                                       Year Ended September 30,
                                                                     -----------------------------------------------------
                                                              1994          1995          1996        1997++          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  12.76    $    12.63    $    14.89    $    15.61    $    20.37
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                     0.30          0.31          0.30          0.34          0.34
    Net Realized and Unrealized Gain (Loss) on
      Investments                                             0.59          3.34          2.20          5.75         (3.38)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              0.89          3.65          2.50          6.09         (3.04)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                    (0.29)        (0.31)        (0.32)        (0.30)        (0.36)
    Realized Net Gain                                        (0.73)        (1.08)        (1.46)        (1.03)        (1.81)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (1.02)        (1.39)        (1.78)        (1.33)        (2.17)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  12.63    $    14.89    $    15.61    $    20.37    $    15.16
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 7.45%        32.58%        18.41%        41.25%       (16.41%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                 $981,337    $1,271,586    $1,844,740    $3,542,772    $2,288,236
    Ratio of Expenses to Average Net Assets (1)              0.61%         0.60%         0.61%         0.62%         0.60%
    Ratio of Net Investment Income to Average Net
      Assets                                                 2.40%         2.43%         2.07%         1.93%         1.76%
    Portfolio Turnover Rate                                    54%           56%           53%           46%           56%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
     Ratio Including Expense Offsets                           N/A         0.60%         0.60%         0.61%         0.59%
---------------------------------------------------------------------------------------------------------------------------------

++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period


                                                               Investment Class                            Adviser Class
                                                    -----------------------------------------------------------------------------
                                                   May 6,              Year Ended         July 17,
                                                1996** to           September 30,       1996*** to              Year Ended
                                                September       -----------------        September           September 30,
                                                      30,     1997++         1998              30,       -----------------
                                                     1996                                     1996      1997++
                                                                                                                      1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $14.97    $ 15.60      $ 20.36           $14.11    $  15.61    $  20.35
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                            0.12       0.31         0.31             0.01        0.30        0.29
    Net Realized and Unrealized Gain
      (Loss) on Investments                          0.59       5.75        (3.38)            1.49        5.74       (3.38)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                     0.71       6.06        (3.07)            1.50        6.04       (3.09)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                           (0.08)     (0.27)       (0.33)              --       (0.27)      (0.32)
    Realized Net Gain                                  --      (1.03)       (1.81)              --       (1.03)      (1.81)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (0.08)     (1.30)       (2.14)              --       (1.30)      (2.13)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $15.60    $ 20.36      $ 15.15          $ 15.61    $  20.35    $  15.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        4.78%     41.01%      (16.55%)          10.63%      40.87%     (16.66%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)          $9,244    $29,847      $24,527          $15,493    $201,253    $325,272
    Ratio of Expenses to Average Net
      Assets (2)                                    0.76%*     0.80%        0.75%            0.86%*      0.90%       0.85%
    Ratio of Net Investment Income to
      Average Net Assets                            2.05%*     1.75%        1.62%            1.66%*      1.63%       1.52%
    Portfolio Turnover Rate                           53%        46%          56%              53%         46%         56%
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO
    OF EXPENSES TO AVERAGE NET ASSETS:
     Reduction in Ratio due to Expense
       Reimbursement/Waiver                           N/A      0.09%          N/A              N/A         N/A         N/A
     Ratio Including Expense Offsets                0.75%*     0.79%        0.74%            0.85%*      0.89%       0.84%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  -

*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
-----------------------------------------------------------------
++   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 1998, the Fund was comprised of twenty-six active portfolios (each referred to as a "Portfolio"). The Funds offer up to three different classes of shares for certain
Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares.

Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution fees as described in Note D. The accompanying financial statements and financial highlights are those of the Value Portfolio only. The financial statements of the remaining Portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Short term securities are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio may transfer its uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreement. A joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. FUTURES: Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    Futures contracts may be used by the Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the underlying securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for in-kind redemptions (Note G).

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income
    (loss), undistributed realized net gain (loss) and paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE: Under the terms of an Investment Advisory Agreement, each Portfolio pays Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to the Portfolio's average daily net assets for the quarter. For the year ended September 30, 1998 the investment advisory fee of the Portfolio was 0.500%.

C. ADMINISTRATION FEE: MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Agreement, MAS receives an annual fee accrued daily and payable monthly, of 0.08% of the Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

D. DISTRIBUTOR: MAS Funds Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Morgan Stanley Asset Management Holdings, Inc., is the distributor for the Fund. MASDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in the Portfolio with distribution services pursuant to separate Distribution Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing accounts. The Adviser Class of shares pays service and distribution fees of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is not a distribution fee and is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MAS Funds to the public.

E. TRUSTEES' FEES: The Fund pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an officer or affiliated person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total Trustees fees incurred, for the year ended September 30, 1998, by the Portfolio was $71,000.

Expenses for the year ended September 30, 1998 include legal fees paid to Morgan, Lewis & Bockius, LLP. A partner of that firm is secretary to the Fund.

F. PORTFOLIO INVESTMENT ACTIVITY:

1. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1998, purchases and sales of investment securities other than temporary cash investments, for the Portfolio, were:

         (000)
------------------------
Purchases       Sales
----------    ----------
$1,788,123    $1,860,274

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION). At September 30, 1998, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes, for the Portfolio, was:

                       (000)
----------------------------------------------------
   Cost      Appreciation   Depreciation      Net
----------   ------------   ------------   ---------
$3,076,581     $239,189      $(472,389)    $(233,200)

3. FUTURES CONTRACTS. At September 30, 1998, the Portfolio had futures contracts open:

                                                                 Unrealized
                        Number      Aggregate                   Appreciation
                          of        Face Value    Expiration   (Depreciation)
                       Contracts      (000)          Date           (000)
                       ---------   ------------   ----------   ---------------
Sales:

  S&P 500                 510       US$130,815      Dec-98        US$3,618

G. IN-KIND TRANSACTIONS: For the year ended September 30, 1998, the Portfolio realized gains (losses) from in-kind redemptions of approximately $27,131,000.

H. SECURITIES LENDING: The Portfolio loans securities to certain brokers and receives security lending fees. Security lending fees are included as expense offsets in the Statement of Operations. Fees greater than custodian expenses are included in interest income. During the year ended September 30, 1998, the Portfolio had security lending fees totaling approximately $345,000.

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 1998, for the Portfolio, was as follows:

 Value of      Value
  Loaned         of
Securities   Collateral
  (000)        (000)
----------   ----------
 $235,770     $251,040

Custodian fees appearing in the Statement of Operations have been adjusted to include expense offsets for custodian balance credits totaling approximately $185,000 for the year ended September 30, 1998.

I. OTHER: At September 30, 1998, the Fund had Portfolios with otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. For the Portfolio, the aggregate percentage of such owners was as follows:

            Percentage
           of Ownership
-----------------------------------
Institutional  Investment   Adviser
    Class        Class       Class
-------------  ----------   -------
    19.4%       39.9%       77.9%

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Transactions in Capital Shares for the Portfolio, by class, were as follows:

                                                      Year Ended
                                                    September 30,
                                                  ------------------
                 (In Thousands)                    1997       1998
--------------------------------------------------------------------
Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                 90,227     40,398
     In Lieu of Cash Distributions                  9,563     17,599
     Shares Redeemed                              (44,093)   (80,941)
--------------------------------------------------------------------
       Net Increase (Decrease) in Institutional
        Class Shares Outstanding                   55,697    (22,944)
--------------------------------------------------------------------
   INVESTMENT CLASS:
     Shares Issued                                  1,187        659
     In Lieu of Cash Distributions                     66        107
     Shares Redeemed                                 (380)      (613)
--------------------------------------------------------------------
       Net Increase (Decrease) in Investment
        Class Shares Outstanding                      873        153
--------------------------------------------------------------------
   ADVISER CLASS:
     Shares Issued                                  9,462     15,459
     In Lieu of Cash Distributions                    112      1,645
     Shares Redeemed                                 (676)    (5,498)
--------------------------------------------------------------------
       Net Increase (Decrease) in Adviser Class
        Shares Outstanding                          8,898     11,606
--------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
MAS Funds

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Portfolio, a Portfolio of the MAS Funds (hereafter referred to as the "Fund") at September 30, 1998 and the results of its operations, the changes in its net assets and financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 1998

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                    (000)
----------------------------------------------
     LONG-TERM                 LONG-TERM
CAPITAL GAINS -- 20%      CAPITAL GAINS -- 28%
--------------------      --------------------
      $115,259                  $119,559

For the year ended September 30, 1998, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Portfolio was 41.6%.

--------------------------------------------------------------------------------

MAS FUNDS TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

THOMAS P. GERRITY
Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.

JOSEPH P. HEALEY
Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Investment Consultant, Chief Investment Officer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. MCLEAN
Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

JAMES D. SCHMID
President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

LORRAINE TRUTEN, CFA
Vice-President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JOHN H. GRADY, JR.
Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

RICHARD J. SHOCH
Assistant Secretary and Compliance Officer, MAS Funds; formerly Vice President and Assistant Secretary, SEI Corporation.

JAMES A. GALLO
Treasurer, MAS Funds; Vice-President, Morgan Stanley; Head of Fund Accounting, Miller Anderson & Sherrerd, LLP; formerly Vice President and Director of Investment Accounting, PFPC, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

MAS FUNDS

1998 ANNUAL REPORT

VALUE PORTFOLIO

[MAS FUNDS LOGO]

MILLER ANDERSON & SHERRERD, LLP
One Tower Bridge, West Conshohocken, PA 19428-2899

[MAS FUNDS LOGO]

                                              Investment Adviser: (610) 940-5000
                                                       MAS FUNDS: (800) 354-8185



Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.